Exhibit 99(b)
Wachovia Corporation Lehman Brothers Global Financial Services Conference Robert K. Steel President and CEO September 9, 2008

Overview Strategies to protect, preserve and generate capital Expected to benefit Tier 1 Capital by more than $6 billion by year-end 2009 Additional de-risking strategies Minimizing risk and maximizing value of Golden West portfolio for our shareholders Maintaining a prudent liquidity profile Proven ability to generate balanced deposit growth Leveraging the footprint, execution strengths and proven superior customer service to deepen and enhance relationships with our expanding customer base Moving forward

Update on strategies to protect, preserve and generate capital Page 2 - 5497, Lehman

Update on strategies to protect, preserve and generate capital Expected to benefit Tier 1 capital by more than $6 billion by YE 2009 Actions Current Status Anticipated Results Reduce quarterly dividend to $0.05 per share Completed Preserves approximately $4 billion in capital by YE 2009 Reduce budgeted expenses and defer capital consuming initiatives Announced additional FTE reductions and have notified 87% of affected active FTEs Preserves $1.0 billion in capital Reduce budgeted securities and loan balances by at least $20 billion On track for $20 billion reduction in securities and loan outstandings by YE 2008 Frees up $1.5 billion in capital Opportunity for sale of non-core assets Evaluating alternatives Expected to further enhance capital and focus on core competencies

Personnel Marketing & Adv Other Projects Marketing 40 12 25 23 12 Reducing budgeted expense growth Expected to preserve up to $1 billion in capital Company-wide reductions expected to lower full year budgeted 2009 expense growth by $1.5 billion Actions complement previous 1H08 savings resulting in approximately $2 billion in total 2H08 expense benefit more than offset by $525 - $650 million in severance and other costs Expense actions expected to have modest effect on revenue Includes reduction of approximately 6,950 active FTEs and 4,400 open positions and contractors 40% 25% 23% Expected Results: up to $1 billion in capital preservation, $1.5+ billion expense growth reduction from budgeted 2009, 200-300 bps improvement in overhead efficiency ratio Personnel 40% Other 25% Projects 23% Expense reductions across all business lines Marketing & Advertising 12% 12%

Actions to De-leverage Balance Sheet Current Status Anticipated Results Reduce reinvestment of maturing securities Reduce trading account assets Sale of $509 million of GSE preferreds $5 billion reduction as of 8/31/08 Liquidated as of 7/21/08 Approximately $11 billion reduction in securities and trading balances 3Q08 loss of $171 million pre-tax Exit lower return commercial lending relationships Sell liquid loans where appropriate Reduce risk in consumer loan portfolio Ceased origination and retention of neg am Pick-a-Pay loans Ended private student loan originations New mortgage originations focused largely on marketable product Securitizing eligible consumer loans Revised ROE, ROA and RAROC targets for all renewals and new commitments Announced 6/08 Announced 7/08 Announced 7/08 $9-11 billion reduction in commercial and consumer loan balances Balance sheet discipline De-leveraging expected to preserve up to $1.5 billion in capital Expected Result: up to $1.5 billion in capital preservation

CA FL NJ AZ TX VA WA NY IL MA All Other 57.3 9.8 4.9 2.5 2 2 1.9 1.9 1.9 1.5 22 2Q08 $122 billion Pick-a-Pay Mortgage Portfolio (a) Golden West portfolio overview All Other California Florida New Jersey Arizona Texas 58% 10% 22% 5% 3% 2% Includes other non Pick-a-Pay product balances of $6.2 billion in 2Q08. Based on AVM (automated valuation method) using May 2008 data. Source: Veros. Excludes REO balances of $306 million as of 6/30/08. Includes Real Estate in Judgment (REJ) properties as of 6/30/08. 448,000 loans Average loan = $271,000 CA average loan = $348,000 NPAs of $7.0 billion composed of 23,600 loans with an average loan size of $299,000; current average LTV = 100% (b) Deferred interest of $3.9 billion or 3.2% of GDW portfolio 66% of borrowers have some deferred interest balance Current average LTV = 90% (b) 1,360 REO properties (c) Average time to sale 71 days Average severity 36% of which 14% is selling costs Geographic Distribution

Update on the Golden West portfolio Strategies to minimize risk and maximize value Actions to manage Pick-a-Pay exposure Current Status Eliminate negative amortization payment option loan products Completed Willing to waive prepayment fee on Pick-a-Pay loans Completed Discontinue loan retention strategies Completed Exit General Bank wholesale mortgage channel Completed Identify executive sponsor to oversee initiative and formation of dedicated resolution organization Completed: David Carroll named Segment borrowers by probability of default and severity of loss Completed: In beta test to validate and refine Right-sizing infrastructure to support refined customer-centric mortgage strategy In process: Reduced mortgage headcount by 2,000 through 6/08 with plans in place to reduce another 4,900 FTEs over the next 12 months Build out infrastructure necessary for borrower outreach In process: Fully operational by 10/08 with 425 fulfillment staff, 500 sales personnel and 3 dedicated sites Contact borrowers to discuss refinance options Goal: Make initial contact with 100% of borrowers by year-end Holding loans on balance sheet and servicing them ourselves provides flexibility and allows for return maximization

Portfolio attributes Loan origination and performance data LTV Credit history Cost basis of loan Environmental attributes Interest rates & regional economic data Regional demographic data HPI MSA Second lien data Inputs Outputs Assumptions/Business Judgments Forward housing price scenario Marginal cost of debt Cost of capital Investment spend to transfer risk Loan forecast confidence interval Increased insight into potential economic outcomes of the portfolio Economic benefit of risk transfer Reporting/Metrics Stratification of borrower risk profiles Recommendation of appropriate refinance product Prioritization of investment spend Feedback Goal: To align the greatest economic benefit with our customer outreach efforts and investment allocation Update on the Golden West portfolio Process to determine target customer group, risk and financial impact

Update on maintaining a prudent liquidity profile Page 9 - 5497, Lehman

Update on maintaining a prudent liquidity profile 87% funded by deposits, long-term debt and equity Flexibility and liquidity further enhanced by: Dividend reduction De-leveraging of balance sheet Sale of $1.3 billion ARS to 3rd party Ability to grow deposits quickly CD deposit balances have grown by $20 billion since 6/30 through 8/29 Retail brokerage average deposits increased $5.7 billion QoQ HoldCo cash position equates to approximately 3.5 years of long-term debt maturities Wachovia Bank, NA continues to be a net provider of funds Balance sheet strategies and asset sales will further enhance bank liquidity position Personnel Other Marketing Projects 55 23 9 7 6 55% 23% 7% Period end as of 6/30/08. Total Deposits 55% LT Debt 23% ST Debt 7% Stable Liability Funding Equity 9% 9% 6% Other Liabilities 6%

Leveraging the franchise to deliver solid underlying business results Page 11 - 5497, Lehman

Source: U.S. Department of Commerce. Source: SNL Financial, based on deposits and includes AL, FL, GA, MS, NC, SC, TN, VA. Source: SNL Financial. 5-year projected average population growth, county-weighted by deposits. Source: SNL Financial. Current U.S. average household income, county-weighted by deposits. Source: U.S. Census Bureau, forecasted population growth as of 2020. High growth/affluent footprint drives core business results 75% of U.S. GDP growth generated within WB's footprint 1 No. 1 bank in the Southeast 2 Top 3 bank in U.S. Top 3 retail brokerage firm Top 10 wealth manager 8.4% deposit-weighted average population growth vs. 6.3% U.S. average 3 $85K deposit-weighted average household income vs. $73K U.S. average 4 80% of U.S. population growth expected within WB footprint 5

Customer Service Accolades Superior customer service is a hallmark of Wachovia and drives results Top 25 in Business Week Customer Service Champs (March 2008) No. 1 in J.D. Power and Associates' Home Equity Line/Loan Origination Study (July 2007) Ranked No. 1 in customer satisfaction in J.D. Power and Associates Primary Mortgage Origination Study (October 2007) No. 1 in customer experience for online banking by Change Sciences (July 2007) No. 1 in customer satisfaction for seven consecutive years by the American Customer Satisfaction Index (University of Michigan) 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Low-cost Core Deposits 253 257.8 256.5 263 270.9 277.1 Other Core Deposits 116.3 120.7 122.5 127.1 123.6 Low-Cost Core Deposit Growth ($ billions) $258 $257 $263 $271 $277 +7%

Core business fundamentals 2Q08 results masked by market headwinds Revenues up 5%, expenses up 1% and segment earnings up 6% excluding mortgage (a) Top 3 retail bank in U.S. Average core deposits of $290 billion Over 3,300 financial centers and over 5,200 ATMs Largest retail bank in Southeast 11.7 million households and business relationships No. 1 middle-market commercial lender in footprint Revenues up 4%, expenses up 3% and segment earnings up 7% Top 10 U.S. Wealth Manager High Net Worth Leader of the Year (Private Asset Management 2007) Over 85,000 client relationships 976 Wealth Management advisors $77 billion AUM Wealth Management General Bank Revenues up 111%, expenses up 29% Top 10 U.S. loan syndications, asset-based lead arranger, high yield, equity and preferred stock Top 2 investment bank market share growth between 2001 and 2008 3,500 corporate client relationships 2,600 institutional investor client relationships Revenue down 2%, expenses down 2% and segment earnings down 4% excluding market disruption-related losses (b) Top 3 full service retail brokerage $1.1 trillion in client assets Over 1,500 full service brokerage offices and 2,650 banking centers with brokerage services Over 18,900 registered representatives $246 billion AUM Capital Management Corporate & Investment Bank Revenue, expense and earnings comparisons are with 1Q08. (a) See page 54 of 2Q08 Financial Highlights presentation for reconciliation. (b) Excludes market disruption-related losses of $618 million in 2Q08 including $118 million in impairment losses and $500 million in legal reserves.

Traditional Mortgage Pay Option Mortgage 1st lien Home Equity 2nd Lien Home Equity Auto Student Other Installment CIB mortgage 44.6 123.198 27.44 31.23 25.42 9.9 3.8 2.097 Core business fundamentals Core consumer loan portfolio (a) continues solid performance Traditional Mortgage Other Installment Loans 1st Lien Home Equity 2nd Lien Home Equity Student Loans $142 Billion Consumer Loan Portfolio (a) Auto Traditional mortgage 90+ days past due two-thirds of industry average (b) Home equity Second lien home equity 60+ days past due one-third of the industry average (b) Auto 30+ days past due 60% of industry average (c) (a) Excludes $122 billion in GDW mortgages, $2.7 billion in GDW home equity lines, $2.1 billion in CIB mortgage and $0.5 billion in CIB home equity lines. (b) Source: Loan Performance data as of June 2008 industry average. (c) Source: Moody's Economy.com. 31% 19% 22% 18% 7% 3%

Core business fundamentals: Commercial loan portfolio, excluding residential-related commercial real estate, continues to perform well Commercial charge-offs have historically outperformed peers Recent outperformance attributed to: Portfolio composition benefits from risk-based pricing Early loss mitigation through bulk loan sales Portfolio diversification and granularity with concentration limits Criticized assets, while rising, show only modest increases 3Q08 intensive review of income producing portfolio follows residential portfolio reviews Underwriting practices have been tightened: Improved pricing, more equity, lower LTVs and greater pre-leasing lending standards Residential portfolio being aggressively managed Significant investment in risk management resources Tighter controls of new income producing originations (a) Real Estate Financial Services (REFS) portfolio includes $37.7 billion in loans from the REFS portfolio and $10.7 billion in commercial real estate loans held-for-investment in Investment Banking Heightened vigilance as cycle continues

3/31/08 4/7/2008 4/14/2008 4/21/2008 4/28/2008 5/5/2008 5/12/2008 5/19/2008 5/26/2008 6/2/2008 6/9/2008 6/16/2008 6/22/2008 6/30/2008 7/8/2008 7/18/2008 7/31/2008 8/22/2008 8/29/2008 East 120.9 119.1 117.5 116.5 115.5 114.8 114 112.8 112.2 111.2 109.9 108.3 107.8 113.9 118.482 125.3 127.6 131.7 132.3 4.86 $113.9 3/31/08 4/7/2008 4/14/2008 4/21/2008 4/28/2008 5/5/2008 5/12/2008 5/19/2008 5/26/2008 6/2/2008 6/9/2008 6/16/2008 6/22/2008 6/30/2008 7/8/2008 7/18/2008 7/31/2008 8/22/2008 8/29/2008 Average rate paid on CDs 0.0438 119.1 0.0425 116.5 0.0417 114.8 0.0407 112.8 0.0397 111.2 109.9 0.0376 0.0373 0.0373 0.0372 0.0374 0.0375 0.0372 0.0371 4.86 Core business fundamentals Focus on deposit growth delivers results CD repositioning and June campaign launch exceeding expectations CD deposit balances have grown by $20 billion through 8/29/08; 83% is new money to Wachovia Low cost core deposit growth Low cost core deposits up 7% from 2Q07 1H08 checking portfolio growth of 485,000 = $1.8 billion in incremental deposits Expected to be flat to down 3Q08 due to money market movement to CDs Surpassed 2008 goal of 1 million Way2Save Accounts in August 45% have generated a new checking account Weighted average maturity of new CDs = > 15 months 41% sold to new customers Strong cross-sell of new customers 47,000 incremental checking accounts opened in less than 2 months Consumer CD Balances ($ in billions) Consumer CD/IRA spot balances. Campaign launch June 22 $120.9 $115.5 $112.2 $125.3 4.38% 4.17% 3.97% 3.73% 3.74% 3.75% 3.71% $127.6 $132.3 Average rate paid on CDs

Core business fundamentals A.G. Edwards integration on track 2Q07 3Q07 4Q07 1Q08 2Q08 Deposit 30.1 30.6 40.8 44.1 57.3 AGE 0 0 5.4 7 12.9 Retail Brokerage Deposit Growth AGE has contributed $23 billion in deposits +90% $30.1 $30.6 $40.8 $44.1 $57.3 Merger integration 45% complete through 8/08 Signage conversion nearly complete Final conversion of cash sweep balances to bank deposit program Front- and back-office system conversions scheduled for 1Q09 Fully complete 3Q09 Financial advisor hiring and retention FAs remain steady at over 14,600 since consummation Average production of experienced new hires 89% higher than attrited FAs Cross-sell of banking products 1 in 4 AGE FAs have sold a loan Period-end balances ($ billions) Broker Client Assets Client assets affected by declining markets 3Q07 4Q07 1Q08 2Q08 East 0 -0.0221 -0.0443 -0.0545 West 0 -0.0382 -0.0992 -0.1315 Client Assets -7% S&P 500 -16%

Core business fundamentals
Retail Brokerage in-bank channel delivers on strategies

2007 Revenues of $1.1 billion; 40%+ pre-tax margin
1H06 - 1H08 Earnings CAGR = 13%

- 1 million households with $129 billion in client assets
- 1,600 Series 7 Securities Registered Reps and 4,300 licensed GBG Registered Reps located in 2,650 financial centers and other locations
- Strong sales momentum drives results



Bank Product Referrals
($ billions)
+16% CAGR
1.5
2.0
1H06
1H08
Managed Account Assets
($ billions)
+23% CAGR
12.9
19.6
2Q06
2Q08
Fee and Other Income
($ millions)
+18% CAGR
339
475
1H06
1H08

- Capturing the affluent opportunity will drive future growth
  - GBG has 2.2 million affluent households that do not have a WB brokerage account
    - 370,000 have a deep relationship holding both high deposit balances and multiple products
- Goal is to double financial advisors in in-bank channel over next 3-5 years

Page 19 – 5497, Lehman

WACHOVIA

Core business fundamentals
Treasury Services and International banking delivers on strategies

2007 Revenues of $3.0 billion; 1H04 – 1H08 Earnings CAGR = 11%

Treasury Services

- Top 3 largest domestic cash management services provider [a]
- Best in class in terms of products, bank perception and relationship managers [b]

	2006	2008
Products	A	A+
Bank Perception	B+	A-
Relationship Managers	B	A-

Global Financial Institutions and Trade Banking

- Leading payment, trade, lending and deposit solutions provider
- No. 1 market share in Asia and Latin America; No. 2 in Western Europe
- No. 1 in overall customer satisfaction for three years running (FImetrix)
- New initiatives in multi-currency payment processing and supply chain finance

Sales Momentum

Annual New Sales
2004-2007 CAGR: 19%


$138MM
$234MM
2004
2007

Sales per Sales Officer
2004-2007 CAGR: 12%


$1.0MM
$1.4MM
2004
2007

Performance Metrics

Deposit Balances
2004-2007 CAGR: 29%


$9.0B
$19.5B
2004
2007

Payment Volume
2004-2007 CAGR: 16%


$13MM
$20MM
2004
2007

(a) Source: Ernst & Young 2008 U.S. Cash Management Industry Survey.
(b) Source: Phoenix-Hecht 2008 Cash Management Monitor Large Corporate Ratings. Peer group includes BAC, C and JPM.

Page 20 – 5497, Lehman

WACHOVIA

Moving forward Page 21 - 5497, Lehman

Addressing current challenges aggressively, directly and with clarity We understand and accept responsibility for our challenges and are aggressively addressing them with a series of specific actions Several initiatives under way to protect, preserve and generate capital Committed to creating maximum value from the Golden West Pick-a-Pay portfolio Committed to a strong Balance Sheet and protecting and creating shareholder value Continued earnings challenges Making proactive decisions to "tap the brakes" Market related headwinds including: ARS settlement Headcount reduction costs Liquidation of GSE preferreds Market disruption-related impacts Our core businesses are attractive and performing well given the current environment; we are committed to strengthening them while continuing to excel in operating them

Wachovia's core values Profitability Profits enable us to better serve our customers and clients, and to invest in our people, businesses and communities. Our commitment is to provide our shareholders with attractive returns, prudently manage risk and ensure financial soundness. Integrity The highest ethical standards are essential to us. We do what we say we will do. We communicate with candor and take responsibility for our actions. Service We have an enduring and deep commitment to service. We place a high priority on trusting relationships, and seek to understand and meet the needs of each customer, client and community. Respect We recognize the value of all people. We seek to create an inclusive environment where all people are valued and respected. By appreciating and leveraging our differences, we strengthen our company. We are at our best at work when fully engaged with our families, friends and communities. Teamwork We achieve far more as a team than as individuals. We always put the interests of our shareholders, customers and clients ahead of our own. We win when we work together across our organization to deliver the best of Wachovia. Excellence We all push for excellence, the highest level of performance and a discipline of constant improvement. Accountability Each of us is responsible and accountable for the stewardship of our core values in everything we do.

Appendix

Update on the Golden West portfolio Distressed Asset Resolution Team (DART) Objectives Executive Leadership David Carroll COO Portfolio Mgmt Collections & Dispositions Strategy & Analytics Finance & Treasury Operations & Technology Marketing & Public Relationships Portfolio stabilization, (e.g. principal curtailment, rate caps, term extensions) Execute full collections & disposition cycle Early, pre-legal & legal asset disposition Deliver Operations and Technology support for DART Portfolio analysis: drivers of delinquencies/losses Loan/reserve modeling Establish collection strategies Selective portfolio sales Continued portfolio performance tracking Financial/P&L reporting Ensure financial controls Build awareness and develop strategic community relationships

Update on the Golden West portfolio Distressed Asset Resolution Team (DART) Responsibilities Executive Leadership David Carroll COO Portfolio Mgmt Collections & Dispositions Strategy & Analytics Finance & Treasury Operations & Technology Marketing & Public Relationships Refinancing: & modification execution Execute portfolio sales Borrower education and outreach Broker administration Collection/ Loss Mitigation strategies and execution Pre-legal & legal execution REO/ Dispositions/ Default Management 3rd Party Servicing Recovery Bankruptcy and Foreclosure Manage all Operations and Technology Payment Processing Customer Service Single point connection with Corporate Ops & Tech groups Portfolio analytics Organic/ in-organic portfolio evaluations Appraisal analysis Forecasting Migration Analysis Roll rate analysis Borrower analytics FICO & custom score analysis Payment capacity Concession optimization Hypotheses testing P&L Balance sheet analysis e.g. liquidity/ treasury analysis Financial stress testing Marketing PR Government & Community Relations Supporting Organizations Risk Management Human Resources Legal/Compliance Program Office Loan Loss Reserve Appraisal Execution

Cautionary statement The foregoing materials and management's discussion of them may contain, among other things, certain forward-looking statements with respect to Wachovia, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Wachovia, including, without limitation, (i) statements regarding certain of Wachovia's goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of Wachovia's credit quality trends, (ii) statements relating to the benefits of the merger between Wachovia and A.G. Edwards, Inc. completed on October 1, 2007 (the "A.G. Edwards Merger"), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the A.G. Edwards Merger, and (iii) statements preceded by, followed by or that include the words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", "projects", "outlook" or similar expressions. These forward-looking statements are based on the current beliefs and expectations of Wachovia's management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia's control). Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause Wachovia's financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the applicable businesses in connection with the A.G. Edwards Merger will not be integrated successfully or such integrations may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the A.G. Edwards Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the A.G. Edwards Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the A.G. Edwards Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the risk that the strength of the United States economy in general and the strength of the local economies in which Wachovia conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia's loan portfolio and allowance for loan losses; (6) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (7) potential or actual litigation; (8) inflation, interest rate, market and monetary fluctuations; (9) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia's brokerage and capital markets activities; (10) unanticipated regulatory or judicial proceedings or rulings; (11) the impact of changes in accounting principles; (12) adverse changes in financial performance and/or condition of Wachovia's borrowers which could impact repayment of such borrowers' outstanding loans; and (13) the impact on Wachovia's businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts. Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia, the A.G. Edwards Merger or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral.